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                                                                    EXHIBIT 23.1






              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report, dated July 9, 1999, included in this Form 11-K into Budget Group, Inc.'s previously filed Registration Statement File Nos. 333-59049 and 333-82749.


Arthur Andersen LLP

Orlando, Florida,
   July 30, 1999